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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2003

Horizon Organic Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24337 (Commission File Number)	84-1405007 (IRS Employee Identification No.)
6311 Horizon Lane, Longmont, Colorado 80503 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 530-2711

(Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        On June 30, 2003, Horizon Organic Holding Corporation issued a press release announcing the execution of an Agreement and Plan of Merger with Dean Foods Company. RBC Capital Markets acted as exclusive financial advisor to Horizon Organic Holding Corporation with regards to this transaction. The text of the release is attached as Exhibit 99.1 and the Agreement and Plan of Merger is attached as Exhibit 2.1

ITEM 7: FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number	Description of Document
2.1	Agreement and Plan of Merger, dated June 29, 2003, by and among Horizon Organic Holding Corporation and Dean Foods Company.
99.1	Press release dated June 30, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON ORANIC HOLDING CORPORATION
Date: June 30, 2003	By:	/s/ THOMAS P. BRIGGS THOMAS P. BRIGGS, Chief Financial Officer

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  ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE.
  ITEM 7: FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES